UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 24, 2008
Date of Report (Date of earliest event reported)

The Hershey Company
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-183	23-0691590
(Commission File Number)	(IRS Employer Identification No.)

100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (717) 534-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 9.01	Financial Statements and Exhibits

            (d)            Exhibits

25.1	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939 of U.S. Bank National Association.*

______________

*
Filed herewith as Exhibit 25.1 is the Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of U.S. Bank National Association as successor trustee under the Indenture, dated as of September 16, 2005, between the Registrant and CITIBANK, N.A., as trustee, with respect to the Registrant’s debt securities (previously filed as Exhibit 4.1 to the Registrant’s Registration Statement on Form S-3 (Registration No. 333-128375)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  March 24, 2008

THE HERSHEY COMPANY
By: /s/ Burton H. Snyder
Burton H. Snyder Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.                                                                           Exhibit

25.1	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939 of U.S. Bank National Association.